Filed by Omniture, Inc. Pursuant to Rule 425
Under the Securities Act of 1933
And Deemed Filed Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Visual Sciences, Inc.
Commission File No.: 000-31613
Omniture Contacts:
Investor Relations:
Mike Beckstead, 801.722.0115, mbeckstead@omniture.com
Press Relations:
Kristi Knight, 801.932.7431, kknight@omniture.com
Visual Sciences Contacts:
Investor Relations:
Karen Haus-Moran, Market Street Partners for Visual Sciences, Inc., 415.445.3240,
Karen@marketstreetpartners.com
Press Relations:
Patty Ladegaard, JHG-Townsend for Visual Sciences, pladegaard@jhg.com, 858.457.4888

Omniture to Acquire Visual Sciences
Combined Company Dramatically Accelerates Development and Delivery of Industry-Defining
Business Optimization Platform
OREM, Utah and SAN DIEGO, Calif. — October 25, 2007 — Omniture Inc. (Nasdaq: OMTR), a leading provider of online business optimization software, today announced a definitive agreement to acquire Visual Sciences, Inc. (Nasdaq: VSCN) in a stock and cash transaction valued at approximately $394 million.
The combination of Omniture and Visual Sciences creates a company with substantial scale and resources to deliver industry leading products and services that address the rapidly expanding online business optimization market. The combined company will be able to accelerate investments, meet a wider set of customer needs through a richer solution set and have a significantly greater opportunity to grow into new markets.
“With the tremendous growth opportunities we see in the online optimization market, we believe that in addition to being financially accretive to our shareholders, this is a strategic investment that will drive increased value for customers and partners,” said Josh James, CEO and co-founder of Omniture. “We are facing a very significant opportunity defined by the rapid growth of online advertising and online business in general. This acquisition enables Omniture to accelerate our investments in advanced solutions that drive customer success as well as create further opportunities to cross-sell our growing portfolio of products to a combined customer base of more than 4,000 customers.”
Under the terms of the agreement, Visual Sciences shareholders will receive $2.39 in cash per share and a fixed exchange ratio of 0.49 shares of Omniture stock for each Visual Sciences share, on a fully diluted basis. Based upon Omniture’s closing price on Wednesday, October 24, 2007, this yields a total consideration of $18.04 per share. Upon the close of the transaction, Visual Sciences stockholders will own approximately 13.7 percent of the combined company on a pro forma basis.
“Omniture is a leader in online business optimization, and absolutely the right company to leverage our technology and resources for the benefit of the industry. The combined company will provide our customers with a richer solution set, faster innovation and greater access to unique industry and business expertise,” said Jim MacIntyre, CEO of Visual Sciences. “We look forward to bringing these two great teams together.”
The acquisition, which is expected to close in early to mid 2008, is subject to customary closing conditions, including approval of stockholders of both companies and regulatory approvals. The transaction will be accounted for under purchase accounting rules.
Due to the absence at this time of estimates of the acquisition-related restructuring costs and the allocation of the purchase price between goodwill, in-process R&D, other intangibles and equity-based compensation expenses related to SFAS 123R, Omniture is currently unable to provide GAAP estimates on future earnings.
The transaction is currently expected to be accretive to earnings immediately after closing on a non-GAAP basis. Due to purchase accounting, the company’s target of accretive to earnings on a non-GAAP basis assumes no adverse impact from the loss of deferred revenue following the close.

Conference Call
The management teams of both companies will host a conference call and simultaneous audio-only webcast today at 6:00 p.m. (Eastern Time). To access the call, dial 800.573.4840 or 617.224.4326 for international callers. The access code is 98430857. Please call 10 minutes prior to the scheduled conference call time. The live webcast of the call will be available on the “Investor Relations” sections of both companies at www.OMTR.com and www.visualsciences.com. A replay of the conference call will be accessible by telephone after 8:00 p.m. (Eastern Time) by dialing 888.286.8010 or 617.801.6888 for international callers, reservation number, 77178028. A Webcast archive will also be available on each company’s investor relations Web site.
About Omniture
Omniture, Inc. is a leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives. Omniture’s software, which it hosts and delivers to its customers as an on-demand subscription service, enables customers to capture, store and analyze information generated by their Web sites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation, best practices, consulting, customer support and user training through Omniture University™. Omniture’s 2,500 customers include eBay, AOL, Wal-Mart, Gannett, Microsoft, Neiman Marcus, Oracle, Countrywide Financial, General Motors, Sony and HP. www.omniture.com
About Visual Sciences
Founded in 1996, Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: VSCN) is a leading provider of real-time analytics applications. The company’s analytics applications, based on its patent pending on-demand service and software platform, enable fast and detailed analytics on large volumes of streaming and stored data. More than 1,590 enterprises worldwide rely on the answers delivered by these applications to provide them with actionable intelligence to optimize their business operations. The company provides real-time analytics applications for Web sites, contact centers, retail points-of-sale, messaging systems and the intelligence community. In addition, the company’s line of analytics-driven offerings leverages its analytics technology to automatically optimize Web sites and related marketing applications. Visual Sciences’ flexible technology platform, Visual Sciences Technology Platform 5™, allows the company to rapidly introduce tailored solutions to meet its clients’ needs. Visual Sciences is headquartered in San Diego, Calif., and has East Coast offices in Herndon, Virginia and European headquarters in Amsterdam, The Netherlands. For more information, contact Visual

Sciences. Voice: 858-546-0040. Fax: 858-546-0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.visualsciences.com. Visual Sciences is a registered trademark of Visual Sciences, Inc.
Note on Forward Looking Statements
Management believes that certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements regarding our ability to complete the acquisition, the ability to satisfy conditions to closing, including obtaining stockholder and regulatory approvals, the benefits of the acquisition to customers and stockholders, and the expectation that the transaction will be accretive to earnings on a non-GAAP basis. These statements are based on current expectations and assumptions regarding future events and business performance and involve certain risks and uncertainties that could cause actual results to differ materially, including, but not limited to, risks associated with obtaining stockholder or regulatory approvals, risks associated with disruption to our business as a result of the acquisition, risks that the expected financial effect of the acquisition may not be realized, risks that the expected customer benefits may not be realized and risks associated with the operation of our business or our industry generally, including risks associated with changes in the demand for our services, the potential that Omniture or its customers may not realize the benefits Omniture currently expects from the recent acquisitions, risks inherent in the integration and combination of complex products and technologies, our ability to continue to attract new customers and sell additional services to our existing customers, the continued adoption by customers of our SiteCatalyst service and other product and service offerings, the significant capital requirements of our business model that make it more difficult to achieve positive cash flow and profitability if we continue to grow rapidly, our ability to develop or acquire new services, risks associated with our acquisition strategy and disruptions in our business and operations as a result of acquisitions, possible fluctuations in our operating results and rate of growth, the continued growth of the market for on-demand, online business optimization services, changes in the competitive dynamics of our markets, the inaccurate assessment of changes in our markets, errors, interruptions or delays in our services or other performance problems with our services, our ability to hire, retain and motivate our employees and manage our growth, our ability to effectively expand our sales and marketing capabilities, our ability to develop and maintain strategic relationships with third parties with respect to either technology integration or channel development, our ability to expand the sales of our services to customers located outside the United States, our ability to implement and maintain proper and effective internal controls, the adoption of laws or regulations, or interpretations of existing law, that could limit our ability to collect and use Internet user information, and the blocking or erasing of “cookies”; and such other risks as identified in Omniture’s quarterly report on Form 10-Q for the period ended June 30, 2007 and from time to time in other reports filed by Omniture with the U.S. Securities Exchange Commission. These reports are available on our Web site at www.omtr.com. Omniture undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.
Additional Information and Where to Find It
Omniture intends to file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement/prospectus of Omniture and Visual Sciences and other relevant materials in connection with the proposed transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Omniture and Visual Sciences. Investors and security holders of Omniture and Visual Sciences are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Omniture, Visual Sciences and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Omniture or Visual Sciences with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037. Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or via telephone at (858) 546-0040 x387. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.
Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.
Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.